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                                                                    EXHIBIT 99.1

                                   SUPPLEMENT


         Supplement (this "Supplement"), dated as of November 1, 2001, among Deutsche Financial Services Corporation, a Nevada corporation ("DFS"), Ganis Credit Corporation, a Delaware corporation ("Ganis"), Wilmington Trust Company, a Delaware banking corporation, as trustee (the "Trustee"), Wells Fargo Bank Minnesota, National Association, a national banking association, as owner trustee (the "Owner Trustee"), and HSBC Bank USA, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

         WHEREAS, pursuant to the Boat Mortgage Trust Agreement dated as of May 1, 1999 (as amended, amended and restated or otherwise modified from time to time in accordance with its terms, the "Boat Mortgage Trust Agreement") among DFS, Ganis and the Trustee, the Trustee holds Liens in Documented Boats; and

         WHEREAS, Boat Receivables relating to Documented Boats are being transferred into a Securitization Trust to be known as "Distribution Financial Services RV/Marine Trust 2001-1" (the "Securitization Trust") pursuant to a Transfer and Servicing Agreement dated as of November 1, 2001 (the "Specified Transfer and Servicing Agreement") among the Securitization Trust, DFS and Deutsche Recreational Asset Funding Corporation.

         Section 1. Definitions. Capitalized terms used and not otherwise defined herein are used as defined in the Boat Mortgage Trust Agreement.

         Section 2. Liens Transferred; Collateral Beneficiaries.

                  (a) The "Schedule of Receivables" referred to in the Specified Transfer and Servicing Agreement lists Boat Receivables secured by the Documented Boats as well as receivables which are not secured by Documented Boats. Subject to the terms of the Boat Mortgage Trust Agreement, the Trustee agrees to hold the Liens relating to such Documented Boats for the benefit of the Collateral Beneficiaries identified in Annex 1 attached hereto.

                  (b) For the avoidance of doubt, Collateral Beneficiaries with respect to any Financing Transaction other than Securitization Trust identified in the recitals hereto shall have no interest in the Liens in the Documented Boats referred to in Section 2(a) of this Supplement.

         Section 3. Miscellaneous.

                  (a) The Collateral Beneficiaries agree to comply with the terms of the Boat Mortgage Trust Agreement as if they were parties thereto.


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                  (b) Sections 6.3, 8.2, 8.4, 8.7, 8.8, 8.10, 8.11, 8.12 and
8.14 of the Boat Mortgage Trust Agreement are hereby incorporated by reference in this Supplement as if set forth in full herein, with the references in such Sections to the Boat Mortgage Trust Agreement applying with equal force instead to this Supplement.

                  (c) All demands, notices and communications under this Supplement shall be in writing and shall be delivered or mailed by registered or certified first class United States mail, postage prepaid, return receipt requested; hand delivery; prepaid courier service; or facsimile transmission, and addressed in each case as follows: (a) if to DFS, Ganis or the Servicer (so long as the Servicer is DFS), at 660 Newport Center Drive, Newport Beach, California 92660, Attn.: Senior Vice President, telephone (949) 640-0420, facsimile (949) 729- 1535; (b) if to the Trustee, at 1100 N. Market Street, Rodney Square North, Wilmington, Delaware 19890, Attn.: Vice President, telephone (302) 651-8775, facsimile (302) 651-1576; (c) if to the Securitization Trust or the Owner Trustee, at Sixth and Marquette, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Asset-Backed Administration, telephone (614) 667-7181, facsimile (614) 667-3464; and if to the Indenture Trustee, at [ ]; or at such other address as shall be designated by the applicable Person in a written notice to the other parties to this Supplement.

                               [SIGNATURES FOLLOW]



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         IN WITNESS WHEREOF, each of the undersigned have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.


                                    DEUTSCHE FINANCIAL SERVICES CORPORATION, as
                                    Settlor and Initial Beneficiary


                                    By: /s/ Richard C. Goldman
                                        ----------------------------------------
                                    Name: Richard C. Goldman
                                    Title: Executive Vice President


                                    By: /s/ Joseph B. Thomas
                                        ----------------------------------------
                                    Name: Joseph B. Thomas
                                    Title: Vice President



                                    GANIS CREDIT CORPORATION, as Settlor and
                                    Initial Beneficiary


                                    By: /s/ Richard C. Goldman
                                        ----------------------------------------
                                    Name: Richard C. Goldman
                                    Title: Vice President


                                    By:  /s/ Joseph B. Thomas
                                         ---------------------------------------
                                    Name: Joseph B. Thomas
                                    Title: Vice President



                                    WILMINGTON TRUST COMPANY, as Trustee


                                    By: /s/ James P. Lawler
                                        ----------------------------------------
                                    Name: James P. Lawler
                                    Title: Vice President




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                                    WELLS FARGO BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, not in its individual capacity but solely as Owner Trustee with respect to the Securitization Trust


                                    By: /s/ Lori Swanell
                                        ----------------------------------------
                                    Name: Lori Swanell
                                    Title: Assistant Vice President


                                    HSBC BANK USA, not in its individual
                                    capacity but solely as Indenture Trustee with respect to the Securitization Trust


                                    By: /s/ Todd N. Niemy
                                        ----------------------------------------
                                    Name: Todd N. Niemy
                                    Title: Vice President





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                                                                      SCHEDULE 1
                                                                   to Supplement



                            COLLATERAL BENEFICIARIES


Distribution Financial Services RV/Marine Trust 2001-1

Wells Fargo Bank Minnesota, National Association, as Owner Trustee

HSBC Bank USA, as Indenture Trustee